                                                                   EXHIBIT 10.22


     THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1998 STOCK OPTION PLAN AND THIS AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.


                   COOPERATIVE COMPUTING HOLDING COMPANY, INC.
                             1998 STOCK OPTION PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             FOR ELIGIBLE EMPLOYEES


                                   INSERT DATE

INSERT NAME OF RECIPIENT


Re:  Grant of Stock Option

Dear FIRST NAME:

                  The Board of Directors of Cooperative Computing Holding Company, Inc. (the "Company") has adopted the Company's 1998 Stock Option Plan (the "Plan") for certain individuals, directors and key employees of the Company and its Related Entities and certain non-employees. A copy of the Plan is being furnished to you concurrently with the execution of this Option Agreement and shall be deemed a part of this Option Agreement as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein.

         I.       The Grant.

                  (a) Subject to the conditions set forth below, the Company hereby grants to you, effective as INSERT EFFECTIVE DATE(the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of INSERT NUMBER OF SHARES shares of Common Stock of the Company, (the "Option Shares"), at the Exercise Price (as hereinafter defined). As used herein, the term "Exercise

Price" shall mean a price equal to $5.00 per share, subject to the adjustments and limitations set forth herein and in the Plan. The Option granted hereunder is intended to constitute a Non-Qualified Option within the meaning of the Plan; however, you should consult with your tax advisor concerning the proper reporting of any federal or state tax liability that may arise as a result of the grant or exercise of the Option.

         2.       Exercise.

                  (a) For purposes of this Option Agreement, the Option Shares shall be deemed "Nonvested Shares" unless and until they have become "Vested Shares." The Option Shares shall become "Vested Shares" in accordance with the vesting schedule set forth in Section 6 (c.) of the Plan.

                  (b) Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share.

                  (c) The unexercised portion of the Option, if any, will automatically, and without notice, terminate and become null and void upon the expiration of ten (10) years from the Grant Date.

                  (d) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business (a copy of the form of exercise to be used will be available upon written request to the Secretary), and shall be accompanied by a certified or bank check payable to the order of the Company in the full amount of the Exercise Price of the shares so purchased, or in such other manner as described in the Plan and approved by the Committee.

                  3.       Termination of Employment.

                  Upon the termination of your employment with the Company and any Related Entity, you may, until the earlier of (x) 30 days from the date of such termination or (y) the expiration of the Option in accordance with its terms, exercise the Option with respect to all or any part of the Vested Shares which you were entitled to purchase immediately prior to such termination and, thereafter, the Option shall, to the extent not previously exercised, automatically terminate and become null and void, provided that:

                  (a) in the case of termination of your employment with the Company or any Related Entity due to death, your estate (or any Person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of your death) may, until the earlier of (x) the 181st day after the date of death or (y) the expiration of the Option in accordance with its terms, exercise the Option with respect to all or any part of the Vested Shares which you were entitled to purchase immediately prior to the time of your death;

                  (b) in the case of termination of your employment with the Company or any Related Entity due to Disability, you or your legal representative may, until the earlier of (x) the 181st day after the date your employment was terminated or (y) the expiration of the Option in accordance with its terms, exercise the Option with respect to all or any part of the Vested Shares which you were entitled to purchase immediately prior to the time of such termination; and

                  (c) in the case of termination of your employment with the Company or any Related Entity (i) for Good Cause (as determined by the Committee in its sole judgment in accordance with the Plan), (ii) your removal from office as a director of the Company or of any Related Entity for cause by action of the stockholders of the Company or such Related Entity in accordance with the by-laws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity or (iii) as a result of the voluntary termination by you of your employment without the consent of the Company or any Related Entity, then you shall immediately forfeit your rights under the Option except as to those Option Shares already purchased.

                  4.       Transferability.

                  Except as provided in Section 6 hereof, the Option and any rights or interests therein are not assignable or transferable by you except by will or the laws of descent and distribution, and during your lifetime, the Option shall be exercisable only by you or, in the event that a legal representative has been appointed in connection with your Disability, such legal representative.

                  5.       Registration.

                  The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities laws to permit exercise of the Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. You (or in the event of your death or, in the event a legal representative has been appointed in connection with your Disability, the Person exercising the Option) shall, as a condition to your right to exercise the Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of the Option Shares pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.

                  Certificates for Option Shares, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE

                  DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

                  The foregoing legend may not be required for Option Shares issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

                  6.       Purchase Option.

                  (a) If in accordance with the terms of the Plan, the Company shall have the option (the "Purchase Option") to purchase, and, if the option is exercised, you (or your executor or the administrator of your estate or the Person who acquired the right to exercise the Option by bequest or inheritance in the event of your death, or your legal representative in the event of your incapacity (hereinafter, collectively with such optionee, the "Grantor")) shall sell to the Company and/or its assignee(s), all or any portion (at the Company's option) of the Option Shares and/or the Option held by the Grantor (such Option Shares and Option collectively being referred to as the "Purchasable Shares").

                  (b) The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within one (1) year from the date the Purchase Option arises under the terms of the Plan. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the per share purchase price of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.

                  (c) The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Option Shares, the Fair Market Value per share as of the date of notice of exercise of the Purchase Option times the number of shares being purchased, and in the case of the Option, the Fair Market Value per share times the number of Vested Shares subject to such Option which are being purchased, less the applicable per share Exercise Price; provided, however, that in the event that your employment with the Company is terminated in a manner contemplated by Section 3(c), then the foregoing calculation shall be made using the lower of (i) the Fair Market Value per share and (ii) the Exercise Price per share in respect of the Purchasable Shares. The purchase price shall be paid in cash. The closing of such purchase shall take place at the Company's principal executive offices within ten (10) days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchaser(s) the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchaser(s). In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchaser(s) the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.

                  (d) To assure the enforceability of the Company's rights under this Section 7, each certificate or instrument representing Option Shares subject to this Option Agreement shall bear a conspicuous legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1998 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

                  7.       Miscellaneous.

                  This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

                  Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

                                       Very truly yours,

                                       COOPERATIVE COMPUTING
                                       HOLDING COMPANY, INC.


                                       By:
                                          ---------------------------------
                                       Its:
                                           --------------------------------


ACCEPTED:


----------------------------------
Signature of Optionee


----------------------------------
INSERT NAME OF RECEPIENT

Date:
    ------------------------------